UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________
FORM 8-K
_____________________________
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

May 9, 2017
Date of report (Date of earliest event reported)
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TERRAVIA HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-35189	33-1077078
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

225 Gateway Boulevard South San Francisco, CA 94080
(Address of Principal Executive Offices)

94080
(Zip Code)

(650) 780-4777
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report.)
_____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter) Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.
On May 9, 2017, TerraVia Holdings, Inc. (the “Company”) entered into a First Amendment to Lease Agreement (the “Lease Amendment”) with Britannia Gateway II Limited Partnership (the “Landlord”) to amend that certain Lease Agreement (the “Lease”), dated July 22, 2014, by and between the Company and the Landlord that provided for the lease of approximately 106,076 rentable square feet located at 225 Gateway Boulevard and 201 Gateway Boulevard, South San Francisco, California (collectively, the “Premises”). The term of the Lease expires on January 31, 2018.

Pursuant to the Lease Amendment, the Company will reduce the size of the Premises from approximately 106,076 rentable square feet to approximately 41,973 rentable square feet (the “Remaining Premises”) over the period from July 1, 2017 to January 31, 2018, with a corresponding reduction in base rent, and extend the term of the Lease with respect to the Remaining Premises from February 1, 2018 to (and including) January 31, 2026 (the “Extended Lease Term”). The base rent for the Premises for the Extended Lease Term will begin at $4.65 per square foot per month and rise to $5.92 per square foot per month over the eight year term. The Company will also pay the Landlord for certain operating expenses.

The Lease Amendment provides the Company the option to extend the term of the lease for an additional 8-year period beyond the Extended Lease Term, subject to certain requirements.

The above is a brief description of the terms of the Lease Amendment that are material to the Company, does not purport to be complete, and is qualified in its entirety by reference to the Lease Amendment, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2017.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TERRAVIA HOLDINGS, INC.
(Registrant)

Date:	May 12, 2017	By:	/s/ TYLER W. PAINTER
Tyler W. Painter
Chief Operating Officer and Chief Financial Officer